UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2015

Item 1. Report to Shareholders

Tax-Efficient Equity Fund	August 31, 2015

The views and opinions in this report were current as of August 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. stocks recorded moderate losses over the six months ended August 31, 2015, in a period marked by heightened market volatility. Investor sentiment seesawed between optimism about modest U.S. economic growth and accommodative monetary policies overseas and concerns about the timing and pace of Federal Reserve interest rate hikes expected later in 2015 and a sharper-than-expected economic slowdown in China. As shown in the Performance Comparison table, the Tax-Efficient Equity Fund returned -2.38% for the six months ended August 31, 2015, outpacing the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index over the period.

Seven out of the fund’s 10 sector allocations generated absolute gains for the six-month period. A small position in utilities rose by double digits and was followed by more modest gains in our consumer discretionary and health care shares. Information technology and financials performed roughly in line with our benchmark, while telecommunication services and consumer staples posted steeper losses. Energy, materials, and industrials and business services fell the most during the period. Very strong stock selection helped performance versus the Russell benchmark, while sector weightings had little net impact on relative results. This is consistent with the fund’s management style, featuring sector weights that are similar to those of its Russell benchmark and a focus on the careful selection of companies that we expect to succeed over the long term.

The Advantages of Tax-Efficient Investing

Studies show that taxes can reduce a taxable portfolio's return by as much as 2% annually. That may not sound like much, but it adds up over time. While it's impossible to eliminate taxes altogether, a tax-efficient investment strategy can help reduce the drag that taxes typically have on your portfolio. Here's how:

- **Asset Location:** After an investor has determined an asset allocation strategy appropriate for his or her individual circumstances, tax efficiency starts with holding investments in the appropriate account. A taxable account is best for individual securities held for a longer time period; tax-advantaged securities, such as municipal bond funds; or mutual funds with a low-turnover, growth-oriented investment approach—such as the Tax-Efficient Equity Fund. Investments with high interest income, high dividends, or high turnover typically are more appropriate for a tax-deferred investment account since these could all trigger tax implications. These strategies are also managed to maximize pretax returns, and tax implications are not considered.

- **Long-Term Perspective:** In order to minimize taxable capital gain distributions and maximize after-tax returns, a tax-efficient investment approach invests for the long term, focusing on companies with strong, sustainable market positions and high returns on capital. Investing systematically and avoiding attempts to time the market—a daunting challenge even for the most experienced investors—will also help to limit short-term distributions and missing major market moves.

- **Careful Stock Selection:** In a "buy and hold" investment approach, the ability to select investments that have long-term performance potential is critical. We focus on a company's fundamentals, homing in on those with solid pricing power, sustainable competitive advantages, and good earnings growth. A growth tilt is a key point of emphasis in our approach: Companies that are relatively early in their life cycle tend to plow profits into additional growth rather than cause taxable dividend payments.

- **Harvest Losses:** Stocks that have lost value provide an opportunity to offset the tax liabilities produced by the gains realized on other stocks in our portfolio. This advantage holds even in a down market where a portfolio may not have any gains to offset since the Internal Revenue Service currently allows investors to carry losses forward indefinitely to future years until they are used up.

While taxes should never be the primary focus of your investment decisions or strategy, they should be considered as a means of maximizing your after-tax returns. By making the right decisions early on, you can have more capital available for your investment objectives and enjoy the benefits of a tax-efficient portfolio for years to come.

MARKET ENVIRONMENT

The U.S. economy improved from sluggish first-quarter growth, expanding at an annualized pace of 3.7% in the second quarter of 2015. The labor market continued to strengthen, with solid job gains driving the national unemployment rate down to 5.1% in August, its lowest level since 2008. Inflation is likely to remain very low in the near term due to recent declines in oil and other commodity prices, although evidence suggests that wages are beginning to rise from trough levels as the labor market has improved. Despite the recent global financial market volatility, the Federal Reserve is on track to begin raising short-term U.S. interest rates in the months ahead. Once they have begun, rate hikes are expected to be gradual.

Apart from energy-related sectors, healthy corporate balance sheets and cash flows provide flexibility in the use of capital to increase capital spending, return capital to shareholders, and engage in mergers and acquisitions (M&A). Supported by low financing costs and improved corporate confidence, M&A activity neared peak levels and had a positive effect on your fund’s returns. U.S. profit growth expanded by low single digits in the second quarter and outperformed expectations, while revenue growth remained negative for a second quarter in a row, due in part to the drag from the energy sector.

Market volatility was high during the period as optimism about the U.S. economy and stimulus measures in Europe and Japan alternated with concerns about the impact of pending Federal Reserve interest rate hikes and uncertainty in China’s economy and markets. As measured by various Russell indexes, stocks fell over the past six months across all market capitalization ranges. Large-caps declined less than small- and mid-caps, though the differences were slight. Growth stocks outperformed value stocks in all market caps. Consumer discretionary shares posted a slim gain, but all other sectors in the benchmark Russell 3000 Growth Index finished in negative territory for the reporting period. Health care and consumer staples outpaced the index with modest losses, followed by moderately larger declines in information technology, financials, and telecommunication services. Utilities and industrials and business services stocks fell more steeply, while materials and energy shares continued to struggle with an unfavorable global supply/demand dynamic and posted the largest losses.

PORTFOLIO CHARACTERISTICS

The Tax-Efficient Equity Fund seeks to buy and hold attractively valued, high-quality growth companies with good business models, strong management, and favorable long-term prospects. Our goal is to build a portfolio that provides strong after-tax returns.

●

Tax-Efficiency Ratio: Our 99.89% tax-efficiency ratio reflects that the fund has made only minimal capital gain distributions since its inception on December 29, 2000. (The fund’s tax-efficiency ratio is calculated by dividing the fund’s after-tax return by its pretax return.) Although we expect to make a small distribution later in 2015, it is likely to be very modest in comparison with distributions from mutual funds managed with a focus on pretax returns. According to data provided by the Investment Company Institute, approximately 41% of all mutual fund assets are held in taxable accounts, and capital gain distributions have jumped dramatically over the two years ended 2014.

●

Earnings Growth: The earnings of the companies in our portfolio are expected to grow faster than companies in the Russell 3000 Growth Index. The fund’s projected long-term earnings growth rate of 15.0% exceeds the 13.5% index rate, while our historical earnings growth rate over the last five years was 16.1% versus 13.4% for the index.

●

Return on Equity: The fund’s 12-month return on equity (ROE) at the end of our reporting period was 19.0%. A high, sustainable ROE indicates that a company is using its investment dollars to generate earnings growth. It is one of the most important characteristics we consider when researching potential investments and reviewing current holdings.

●

Market Capitalization: The fund’s investment-weighted median market capitalization was $22.1 billion versus $53.2 billion for the index, reflecting the fund’s broad diversification and greater exposure to mid-cap companies. Although diversification cannot assure a profit or protect against loss in a declining market, it may help to lower a portfolio’s volatility versus a more concentrated strategy.

PORTFOLIO AND PERFORMANCE REVIEW

At the end of our reporting period, the fund’s largest sector allocations were information technology, consumer discretionary, health care, and industrials and business services. We had relatively small allocations to materials, energy, telecommunication services, and utilities—sectors that traditionally do not have many of the growth-oriented companies that are the focus of our investment approach. Health care, industrials and business services, and financials were our largest overweight allocations relative to the benchmark Russell 3000 Growth Index. Consumer staples and information technology were our largest underweights.

The fund’s consumer discretionary stocks produced moderate absolute gains for the six-month period and comfortably outpaced the broader market. Many companies in the sector feature good business models, excellent cash flow, and other favorable attributes. Consumer discretionary is our second-largest allocation, with a focus on leading companies within their respective niches. Internet catalog and retail names were our strongest contributors, led by Netflix and Amazon.com. Investors were pleased to see continued strong growth in Netflix subscribership in the U.S. and abroad, and they were cheered by the company’s moves into new markets. Amazon’s decision earlier this year to reveal details about its Amazon Web Services division demonstrated the strength and opportunities available in that segment. The company revealed that its hosting business was on track to pull in roughly $6 billion in revenue for the year while generating roughly $1 billion in earnings for the company. Specialty retailer O’Reilly Automotive and Signet Jewelers, the leading mid-market jewelry retailer in the U.S. and UK, also generated good gains. Gaming company Wynn Resorts weighed on returns due to weakness in its Macau operations, where revenues have tumbled in the wake of a slowing economy and reduced leisure spending in China. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our health care stocks posted modest gains and outperformed the benchmark. For several years, we have focused on the promising growth potential of biotechnology companies addressing unmet medical needs rather than large-cap pharmaceutical firms. Biotechs have been lifted by strong sales of various new drugs and promising FDA trial data or approvals for prospective medicines. M&A activity has also been a big positive and benefited several of our names, including Pharmacyclics (acquired by AbbVie), Synageva BioPharma (acquired by Alexion Pharmaceuticals), and Receptos (acquired by Celgene). Heath insurer Humana and pharmacy benefits manager Catamaran were also good contributors on news that the companies would be acquired by Aetna and UnitedHealth Group, respectively. Shares of Biogen fell sharply amid disappointing revenues from one of its multiple sclerosis drugs. We are holding the stock due to the promising long-term potential for several drugs currently in the company’s pipeline.

Our energy and materials stocks weighed on results for the period in a difficult operating environment marked by ample supplies and soft global demand. Low oil prices punished a number of our oil producers, including Pioneer Natural Resources. Precious metals companies Silver Wheaton and Stillwater Mining also detracted from results. Vulcan Materials was a bright spot in the sector, buoyed by growth in U.S. residential and commercial construction. As our longer-term investors know, we do not invest in energy or materials companies based on commodity price forecasts, nor do we try to predict such movements. Our exposure to the energy and materials sectors remains small, with a focus on differentiated service companies and low-cost producers with strong balance sheets. We believe that our holdings are reasonably well positioned to endure the current price downturn and emerge in a stronger competitive position once commodity prices normalize.

The fund’s industrials and business services stocks struggled with soft capital spending in the energy sector and sluggish global economic growth. We look for attractively valued companies that are world-class in their respective niches, favoring high-quality industrials that can generate steady earnings throughout varying economic conditions. A number of our airline holdings, including American Airlines and Spirit Airlines, weighed on performance amid investor concerns about companies adding seat capacity and the resulting price pressure. Rail companies Union Pacific and Kansas City Southern declined amid concerns that soft economic growth overseas and tepid global demand would weigh on transport volumes. Filtration-systems maker Pall was a good contributor. The company has been a strong long-term holding for the fund and was recently acquired by Danaher.

OUTLOOK

Our expectations for equity returns are relatively modest: We are not particularly bearish, but neither are we especially enthusiastic about the near-term prospects. Share prices have appreciated significantly over the last six years—rewarding investors who have stayed the course—but valuations are now around long-term averages. In addition, corporate earnings growth has moderated. Investment gains in the years ahead are likely to be less robust than those we have experienced.

Nevertheless, we believe stocks are the best assets for investors seeking long-term capital appreciation, particularly when compared with the low nominal and negative real (inflation-adjusted) returns available for many fixed income investments. After six years with the federal funds rate near 0%, the Fed is preparing to raise interest rates. While the precise timing and pace of Fed rate hikes remains unknown, it’s clear that rates will move higher, signaling potential trouble ahead for some sectors of the bond market. Higher interest rates could undercut bond returns as there is little yield in most core bond strategies to offset expected price declines.

Even as the Fed is preparing to raise rates, global monetary policy remains broadly accommodative and continues to provide support for equities. Central banks in Europe and Japan, most notably, are enacting aggressive stimulus measures. Underlying corporate fundamentals for corporations look solid, and the current environment—though unexciting—should enable us to distinguish ourselves through our dedication to rigorous, fundamental research and disciplined portfolio management.

Whether the market rises, falls, or stays flat in the coming months, we expect to find good investment candidates. We believe that active management of our portfolio—built one stock at a time, based on our proprietary research, and focused on finding companies with sustainable growth and other favorable characteristics that can be held over long periods—will produce attractive long-term returns for our investors.

As always, thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Portfolio manager and chairman of the fund’s Investment Advisory Committee

September 16, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Technology stocks are particularly volatile and subject to greater price swings than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

GLOSSARY

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Historical growth five years (least squares): Least squares growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment weighted midpoint market capitalization (shares outstanding multiplied by current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price-to-book ratio: A valuation measure that compares a stock’s market price with its book value (i.e., the company’s net worth divided by the number of outstanding shares).

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000 Growth Index: An index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 8/31/15
Visa	2.4%
Google	2.3
Facebook	2.1
MasterCard	2.1
Netflix	2.1
Amazon.com	1.9
SBA Communications	1.7
Regeneron Pharmaceuticals	1.6
Crown Castle International	1.5
Priceline	1.4
Boeing	1.3
UnitedHealth Group	1.3
Incyte	1.2
McKesson	1.1
Biogen	1.0
Philip Morris International	1.0
BlackRock	1.0
Union Pacific	1.0
Home Depot	1.0
CarMax	0.9
Alexion Pharmaceuticals	0.9
Starbucks	0.8
Allergan	0.7
BioMarin Pharmaceutical	0.7
Fidelity National Information	0.7
Total	33.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 8/31/15	Year Ended 2/28/15	2/28/14	2/28/13	2/29/12	2/28/11
NET ASSET VALUE						
Beginning of period	$ 22.67	$ 21.00	$ 16.24	$ 14.98	$ 14.23	$ 11.07
Investment activities						
Net investment income[1]	–[2]	0.02	0.02	0.05	0.02	0.01
Net realized and unrealized gain / loss	(0.54)	2.56	5.20	1.26	0.76	3.17
Total from investment activities	(0.54)	2.58	5.22	1.31	0.78	3.18
Distributions						
Net investment income	–	(0.01)	(0.06)	(0.05)	(0.03)	(0.02)
Net realized gain	–	(0.90)	(0.40)	–	–	–
Total distributions	–	(0.91)	(0.46)	(0.05)	(0.03)	(0.02)
NET ASSET VALUE						
End of period	**$ 22.13**	**$ 22.67**	**$ 21.00**	**$ 16.24**	**$ 14.98**	**$ 14.23**

Ratios/Supplemental Data

Total return[3]	(2.38)%	12.63%	32.37%	8.77%	5.47%	28.75%
Ratio of total expenses to average net assets	0.85%[4]	0.87%	0.89%	0.98%	1.03%	1.22%
Ratio of net investment income to average net assets	0.04%[4]	0.07%	0.11%	0.33%	0.16%	0.10%
Portfolio turnover rate	5.1%	16.8%	18.0%	28.9%	25.1%	38.7%
Net assets, end of period (in thousands)	$ 184,055	$ 173,444	$ 149,821	$ 107,129	$ 93,756	$ 89,862

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 98.7%		
CONSUMER DISCRETIONARY 20.9%		
Auto Components 0.5%		
Borg-Warner	7,600	331
Delphi Automotive	6,100	461
Gentex	9,400	146
		938
Automobiles 0.2%		
Harley-Davidson	2,200	123
Tesla Motors (1)(2)	1,050	262
		385
Diversified Consumer Services 0.2%		
Service Corporation International	6,900	205
Sotheby's (1)	3,900	137
		342
Hotels, Restaurants & Leisure 3.7%		
Bloomin Brands	6,600	136
Brinker	3,100	165
Chipotle Mexican Grill (2)	1,600	1,136
Choice Hotels International	3,700	189
Extended Stay America, Equity Units	4,600	86
Hilton Worldwide Holdings	13,200	328
Marriott, Class A	10,907	771
MGM Resorts International (2)	8,500	174
Norwegian Cruise Line Holdings (2)	2,000	115
Panera Bread, Class A (2)	900	160
Papa John's International	3,000	202
Royal Caribbean Cruises	3,300	291
Starbucks	26,000	1,422
Starwood Hotels & Resorts Worldwide	8,800	629
Wynn Resorts	4,000	300

Yum! Brands	8,800	702
		6,806
Household Durables 0.3%		
Newell Rubbermaid	8,000	337
Toll Brothers (2)	4,600	170
		507
Internet & Catalog Retail 6.5%		
Amazon.com (2)	6,700	3,436
Ctrip.com International, ADR (2)	2,700	179
JD.com, ADR (2)	12,000	311
Liberty Interactive, The QVC Group (2)	16,300	441
Liberty Ventures, Series A (2)	2,317	92
Netflix (2)	32,900	3,784
Priceline (2)	2,100	2,622
TripAdvisor (2)	3,000	210
Vipshop Holdings, ADR (2)	43,400	781
Wayfair, Class A (1)(2)	2,510	94
		11,950
Leisure Products 0.3%		
Mattel (1)	4,900	115
Polaris Industries (1)	4,000	519
		634
Media 0.5%		
Charter Communications, Class A (2)	1,100	200
Discovery Communications, Class C (2)	4,500	114
Interpublic Group	7,200	136
Omnicom	1,500	100
Walt Disney	4,000	408
		958

Wolverine World Wide	4,000	108
		3,333
Total Consumer Discretionary		38,588
CONSUMER STAPLES 6.1%		
Beverages 2.1%		
Brown-Forman, Class B	2,925	287
Coca-Cola	8,000	315
Constellation Brands, Class A	7,000	896
Diageo, ADR	10,000	1,064
Dr Pepper Snapple	2,600	199
Monster Beverage (2)	5,100	706
PepsiCo	3,300	307
		3,774
Food & Staples Retailing 1.0%		
CVS Health	11,800	1,208
PriceSmart (1)	1,600	136
Rite Aid (2)	43,700	361
Whole Foods Market	4,400	144
		1,849
Food Products 1.6%		
Blue Buffalo Pet Products (2)	1,500	38
Flowers Foods	10,550	245
Hain Celestial Group (2)	2,300	140
Hershey Foods	8,700	779
J.M. Smucker	1,000	118
McCormick	8,000	634
Mead Johnson Nutrition, Class A	13,200	1,034
		2,988
Household Products 0.4%		
Church & Dwight	3,500	302

FINANCIALS 7.1%

Banks 0.2%

BankUnited	6,000	214
SVB Financial Group (2)	1,700	212
		426

Capital Markets 2.4%

Artisan Partners Asset Management	2,800	114
BlackRock	6,100	1,845
Charles Schwab	12,500	380
E*TRADE Financial (2)	12,500	329
Financial Engines (1)	2,300	75
Invesco	3,200	109
Lazard, Class A, Partnership	12,900	642
LPL Financial Holdings (1)	3,000	121
Northern Trust	5,100	356
TD Ameritrade Holding	7,600	254
Virtu Financial, Class A (1)	700	16
WisdomTree Investments (1)	8,000	150
		4,391

Diversified Financial Services 2.0%

CBOE Holdings	5,600	354
CME Group	7,810	738
Intercontinental Exchange	3,300	754
McGraw Hill Financial	7,800	756
Moody's	7,800	798
MSCI, Class A	3,200	194
		3,594

Insurance 0.2%

FNF	8,400	306

Progressive	4,800	144
		450
Real Estate Investment Trusts 2.0%		
American Campus Communities, REIT	3,500	120
Crown Castle International, REIT	33,700	2,810
Equinix, REIT	1,022	276
Federal Realty Investment Trust, REIT	1,500	193
Iron Mountain, REIT	5,500	156
WeWork, Class A, Acquisition Date: 12/9/14 - 6/23/15 Cost $55 (2)(3)(4)	2,636	87
		3,642
Real Estate Management & Development 0.3%		
Jones Lang LaSalle	3,500	521
		521
Total Financials		13,024
HEALTH CARE 20.4%		
Biotechnology 8.3%		
ACADIA Pharmaceuticals (2)	6,900	253
Agios Pharmaceuticals (1)(2)	800	69
Alexion Pharmaceuticals (2)	9,155	1,576
Alkermes (2)	13,600	810
Alnylam Pharmaceuticals (2)	6,000	618
Baxalta (2)	6,500	229
Biogen (2)	6,500	1,932
BioMarin Pharmaceutical (2)	10,500	1,357
Bluebird Bio (2)	800	106
Celgene (2)	5,000	590
Clovis Oncology (2)	1,000	78
Dyax (2)	4,700	108
Gilead Sciences	4,000	420
Incyte (2)	18,700	2,173

Intercept Pharmaceuticals (1)(2)	600	114
Ironwood Pharmaceuticals (1)(2)	4,400	48
Neurocrine Biosciences (2)	1,600	74
Regeneron Pharmaceuticals (2)	5,700	2,927
Seattle Genetics (2)	10,200	411
Ultragenyx Pharmaceutical (2)	900	101
United Therapeutics (2)	1,100	166
Vertex Pharmaceuticals (2)	7,900	1,007
		15,167
Health Care Equipment & Supplies 1.7%		
Align Technology (2)	2,500	142
Becton, Dickinson & Company	4,500	635
DENTSPLY International	4,000	210
IDEXX Laboratories (2)	9,600	686
Intuitive Surgical (2)	1,500	766
Sirona Dental Systems (2)	2,300	219
Teleflex (1)	1,800	236
Thoratec (2)	2,600	163
West Pharmaceutical Services (1)	2,100	117
		3,174
Health Care Providers & Services 5.4%		
AmerisourceBergen	11,400	1,140
Anthem	5,700	804
Cigna	1,300	183
DaVita HealthCare Partners (2)	3,400	257
Envision Healthcare Holdings (2)	4,600	189
Express Scripts Holding (2)	10,500	878
Henry Schein (2)	1,700	233
Humana	5,200	951
McKesson	10,400	2,055
MEDNAX (2)	3,800	306
Team Health Holdings (2)	2,200	129

Zoetis	13,700	615
		6,906
Total Health Care		37,491

INDUSTRIALS & BUSINESS SERVICES 13.1%

Aerospace & Defense 2.4%		
Boeing	18,500	2,417
DigitalGlobe (2)	4,500	104
Precision Castparts	2,900	668
Textron	7,700	299
Transdigm Group (2)	4,100	942
		4,430
Air Freight & Logistics 0.7%		
C.H. Robinson Worldwide	2,000	135
Expeditors International of Washington	3,700	181
UPS, Class B	10,400	1,015
		1,331
Airlines 1.6%		
Alaska Air Group	6,000	449
American Airlines	27,300	1,064
Copa Holdings (1)	1,100	56
Southwest Airlines	15,300	562
Spirit Airlines (2)	7,900	405
United Continental (2)	8,000	456
		2,992
Building Products 0.5%		
Allegion	5,800	346
Armstrong Worldwide Industries (2)	2,000	111
Fortune Brands Home & Security	10,800	517
		974

Commercial Services & Supplies 0.9%		
Copart (2)	2,300	80
IHS (2)	5,550	644
KAR Auction Services	4,800	178
Ritchie Bros. Auctioneers	7,400	204
Rollins	9,300	260
Stericycle (2)	600	85
Waste Connections	2,650	126
		1,577
Electrical Equipment 0.6%		
AMETEK	3,487	188
Generac Holdings (1)(2)	2,300	71
Hubbell, Class B	2,100	207
Rockwell Automation	600	67
Sensata Technologies Holding (2)	10,200	483
		1,016
Industrial Conglomerates 0.2%		
Roper Technologies	2,300	373
		373
Machinery 2.0%		
Clarcor	2,300	130
Colfax (1)(2)	2,500	97
Cummins	3,000	365
Deere	3,300	270
Donaldson	12,600	394
Flowserve	8,000	361
Graco	5,000	345
IDEX	1,925	138
Middleby (2)	1,800	195
Nordson	1,500	100
PACCAR	2,500	147

Rexnord (2)	5,900	118
Snap-On	1,800	288
Valmont Industries (1)	1,200	128
WABCO Holdings (2)	1,600	185
Wabtec	3,400	326
Xylem	4,100	133
		3,720
Marine 0.1%		
Kirby (2)	1,800	127
		127
Professional Services 1.6%		
CEB	1,500	108
Equifax	3,800	372
ManpowerGroup	2,800	243
Nielsen Holdings	4,000	181
Robert Half International	9,200	470
Towers Watson	5,200	617
TransUnion (2)	3,800	98
Verisk Analytics, Class A (2)	12,700	928
		3,017
Road & Rail 2.0%		
Avis Budget Group (2)	3,400	150
Genesee & Wyoming, Class A (2)	6,000	410
Hertz Global Holdings (2)	5,000	92
J.B. Hunt Transport Services	3,100	226
Kansas City Southern	9,300	862
Landstar System	1,900	126
Union Pacific	21,400	1,835
		3,701
Trading Companies & Distributors 0.5%		
Fastenal (1)	7,700	297

W. W. Grainger	2,400	536
		833
Total Industrials & Business Services		24,091

INFORMATION TECHNOLOGY 23.3%

Communications Equipment 1.1%

F5 Networks (2)	1,600	194
Motorola Solutions	2,500	162
Palo Alto Networks (2)	4,400	723
QUALCOMM	18,400	1,041
		2,120

Electronic Equipment, Instruments & Components 0.9%

Amphenol, Class A	16,900	885
Cognex	3,300	117
FEI	1,800	136
IPG Photonics (1)(2)	1,600	135
Keysight Technologies (2)	2,600	83
Trimble Navigation (2)	12,800	242
		1,598

Internet Software & Services 7.2%

Akamai Technologies (2)	5,000	357
Alibaba Group Holding, ADR (2)	7,757	513
Atlassian, Class A1, GDR, Acquisition Date: 4/9/14 Cost $25 (2)(3)(4)	1,539	29
Atlassian, Class A2, GDR, Acquisition Date: 4/9/14 Cost $5 (2)(3)(4)	295	6
Atlassian, Class A3, GDR, Acquisition Date: 4/9/14 Cost $7 (2)(3)(4)	428	8
Atlassian, Series 1, GDR, Acquisition Date: 4/9/14 Cost $12 (2)(3)(4)	751	14
Atlassian, Series 2, GDR, Acquisition Date: 4/9/14 Cost $32 (2)(3)(4)	2,010	38

Atlassian, Series A, GDR, Acquisition Date: 4/9/14 Cost $24 (2)(3)(4)	1,487	28
Baidu, ADR (2)	3,700	545
CoStar Group (2)	3,400	602
Dealertrack Technologies (2)	2,500	157
Dropbox, Class A, Acquisition Date: 11/7/14, Cost $156 (2)(3)(4)	8,192	156
Dropbox, Class B, Acquisition Date: 5/1/12, Cost $6 (2)(3)(4)	700	13
eBay (2)	6,500	176
Facebook (2)	42,466	3,798
GoDaddy, Class A (2)	300	8
Google, Class A (2)	2,000	1,296
Google, Class C	4,813	2,976
LinkedIn (2)	5,400	975
MercadoLibre (1)	4,800	528
Rackspace Hosting (2)	3,000	91
Twitter (2)	14,700	409
VeriSign (1)(2)	5,500	379
Zillow (1)(2)	2,500	63
Zillow, Class C (1)(2)	3,000	74
		13,239

IT Services 8.0%

Accenture, Class A	4,400	415
Alliance Data Systems (2)	2,700	694
Black Knight Financial Services, Class A (2)	5,300	172
Cognizant Technology Solutions (2)	6,400	403
CoreLogic (2)	6,300	239
EPAM Systems (2)	2,200	155
Fidelity National Information	18,800	1,298
Fiserv (2)	9,500	810
Gartner (2)	4,900	419
Genpact (2)	4,000	92
Global Payments	2,500	279
MasterCard, Class A	41,000	3,787

Paychex	3,000	134
PayPal Holdings (2)	6,500	228
Sabre	23,300	634
Vantiv, Class A (2)	8,900	392
Visa, Class A	62,000	4,421
WEX (2)	2,200	208
		14,780
Semiconductor & Semiconductor Equipment 1.4%		
ARM Holdings, ADR	15,700	662
Linear Technology	6,700	270
Microchip Technology (1)	4,900	208
Skyworks Solutions	10,000	874
Xilinx	11,900	498
		2,512
Software 4.3%		
Ansys (2)	1,800	159
Autodesk (2)	2,300	108
Check Point Software Technologies (2)	1,600	125
FactSet Research Systems	500	79
FireEye (1)(2)	1,400	53
Fortinet (2)	4,000	169
Guidewire Software (2)	4,000	224
Intuit	7,900	677
Markit (2)	6,200	177
Mobileye (1)(2)	4,400	249
NetSuite (1)(2)	7,400	657
Qlik Technologies (2)	4,000	151
Red Hat (2)	14,300	1,033
salesforce.com (2)	17,200	1,193
ServiceNow (2)	16,900	1,199
Solera Holdings	2,200	106
Splunk (2)	8,300	514

SS&C Technologies Holdings	3,100	210
Tableau Software (2)	1,900	179
Workday (2)	9,629	677
		7,939
Technology Hardware, Storage & Peripherals 0.4%		
SanDisk	8,500	464
Western Digital	3,000	246
		710
Total Information Technology		42,898
MATERIALS 3.6%		
Chemicals 2.7%		
Airgas	2,500	241
Ashland	2,200	231
Celanese, Series A	4,900	297
CF Industries	4,500	258
Cytec Industries	1,200	89
Monsanto	10,400	1,016
NewMarket	200	77
PolyOne	3,500	114
PPG Industries	3,800	362
Praxair	2,600	275
RPM	7,100	311
Sherwin-Williams	4,900	1,253
Valspar	4,400	323
		4,847
Construction Materials 0.6%		
Eagle Materials	1,200	98
Vulcan Materials	11,100	1,039
		1,137

PREFERRED STOCKS 0.1%		
CONSUMER DISCRETIONARY 0.1%		
Internet & Catalog Retail 0.1%		
Flipkart, Series G, Acquisition Date: 12/17/14 Cost $198 (2)(3)(4)	1,656	236
Total Preferred Stocks (Cost $198)		236
CONVERTIBLE PREFERRED STOCKS 0.8%		
CONSUMER DISCRETIONARY 0.4%		
Internet & Catalog Retail 0.4%		
Airbnb, Series D, Acquisition Date: 4/16/14, Cost $225 (2)(3)(4)	5,529	515
Airbnb, Series E, Acquisition Date: 7/14/15, Cost $112 (2)(3)(4)	1,207	112
Total Consumer Discretionary		627
FINANCIALS 0.2%		
Real Estate Investment Trusts 0.2%		
Wework, Series D-1, Acquisition Date: 12/9/14 Cost $51 (2)(3)(4)	3,081	101
Wework, Series D-2, Acquisition Date: 12/9/14 Cost $40 (2)(3)(4)	2,420	80
Wework, Series E, Acquisition Date: 6/23/15, Cost $261 (2)(3)(4)	7,935	261
Total Financials		442
INFORMATION TECHNOLOGY 0.2%		
Internet Software & Services 0.1%		
Dropbox, Series A, Acquisition Date: 5/1/12, Cost $8 (2)(3)(4)	869	17
Dropbox, Series A-1, Acquisition Date: 5/1/12, Cost $39 (2)(3)(4)	4,268	82
Dropbox, Series C, Acquisition Date: 1/30/14 Cost $137 (2)(3)(4)	7,195	137
		236

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 8/31/15	Year Ended 2/28/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 34	$ 113
Net realized gain	668	5,941
Change in net unrealized gain / loss	(5,381)	13,322
Increase (decrease) in net assets from operations	(4,679)	19,376
Distributions to shareholders		
Net investment income	–	(73)
Net realized gain	–	(6,534)
Decrease in net assets from distributions	–	(6,607)
Capital share transactions*		
Shares sold	18,599	12,855
Distributions reinvested	–	6,074
Shares redeemed	(3,317)	(8,097)
Redemption fees received	8	22
Increase in net assets from capital share transactions	15,290	10,854
Net Assets		
Increase during period	10,611	23,623
Beginning of period	173,444	149,821
End of period	**$ 184,055**	**$ 173,444**
Undistributed (overdistributed) net investment income	33	(1)
*Share information		
Shares sold	809	617
Distributions reinvested	–	290
Shares redeemed	(145)	(389)
Increase in shares outstanding	664	518

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on December 29, 2000. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on August 31, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended August 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended August 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at August 31, 2015, totaled $448,000 for the six months ended August 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At August 31, 2015, the value of loaned securities was $5,009,000; the value of cash collateral and related investments was $5,188,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $24,739,000 and $9,144,000, respectively, for the six months ended August 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At August 31, 2015, the cost of investments for federal income tax purposes was $117,648,000. Net unrealized gain aggregated $71,757,000 at period-end, of which $73,462,000 related to appreciated investments and $1,705,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended August 31, 2015, expenses incurred pursuant to these service agreements were $43,000 for Price Associates; $40,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds and at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 15, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 15, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date October 15, 2015